IMS Capital Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)

COMMON STOCK - 95.30%	Shares	Value

Communication Services - 14.28%
Alphabet, Inc. - Class C (a)	16,000	$1,538,400
Meta Platforms, Inc. - Class A (a)	8,200	1,112,576
Walt Disney Co. (a)	21,000	1,980,930
		4,631,906

Consumer Discretionary - 23.08%
Airbnb, Inc. - Class A (a)	10,000	1,050,400
Amazon.com, Inc. (a)	14,560	1,645,280
Domino's Pizza, Inc.	887	275,147
Expedia Group, Inc. - Class A (a)	8,665	811,824
Hilton Worldwide Holdings, Inc.	13,200	1,592,184
Home Depot, Inc.	2,720	750,557
Starbucks Corp.	16,162	1,361,810
		7,487,202

Financials - 9.11%
Charles Schwab Corp.	11,530	828,661
Wells Fargo & Co.	52,900	2,127,638
		2,956,299
Health Care - 8.56%
Johnson & Johnson	4,000	653,440
Moderna, Inc. (a)	7,800	922,350
UnitedHealth Group, Inc.	2,379	1,201,490
		2,777,280
Industrials - 15.05%
Alaska Air Group, Inc.	24,600	963,090
Boeing Co.	10,720	1,297,978
Delta Air Lines, Inc.	28,800	808,128
General Electric Co.	14,150	876,027
United Parcel Service, Inc. - Class B	5,800	936,932
		4,882,155
Information Technology - 20.26%
Adobe Systems, Inc. (a)	2,700	743,040
Apple, Inc.	13,900	1,920,980
Microsoft Corp.	6,300	1,467,270
NVIDIA Corp.	9,000	1,092,510
PayPal Holdings, Inc. (a)	8,600	740,202
QUALCOMM, Inc.	5,388	608,736
		6,572,738
Materials - 2.07%
Nucor Corp.	6,300	674,037

Utilities - 2.89%
Vistra Corp.	44,600	936,600

TOTAL COMMON STOCK (Cost $32,937,276)		30,918,217

SHORT-TERM INVESTMENTS - 4.80%	Shares	Value

Federated Hermes Government Obligations Fund - Institutional Shares, 2.81% (b)	1,558,038	$1,558,038

SHORT-TERM INVESTMENTS (Cost $1,558,038)		1,558,038

INVESTMENTS AT VALUE (Cost $34,495,314) - 100.10%		$32,476,255

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.10)%		(32,947)

NET ASSETS - 100.00%		$32,443,308

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the 7-day yield at September 30, 2022, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

IMS Strategic Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)

COMMON STOCK - 37.28%	Shares	Value

Communication Services - 3.64%
Comcast Corp. - Class A	6,500	$190,645
Verizon Communications, Inc.	5,500	208,835
		399,480
Consumer Staples - 7.83%
B&G Foods, Inc.	12,800	211,072
Keurig Dr Pepper, Inc.	6,207	222,335
Philip Morris International, Inc.	2,509	208,272
Sysco Corp.	3,076	217,504
		859,183
Financials - 8.00%
Fifth Third Bancorp	7,026	224,551
Lincoln National Corp.	9,870	433,392
US Bancorp	5,470	220,550
		878,493
Health Care - 6.14%
AbbVie, Inc.	1,610	216,078
Bristol-Myers Squibb Co.	3,255	231,398
Cardinal Health, Inc.	3,400	226,712
		674,188
Industrials - 5.97%
General Dynamics Corp.	1,037	220,020
Illinois Tool Works, Inc.	2,407	434,825
		654,845
Information Technology - 1.89%
Cisco Systems, Inc.
	5,200	208,000
Materials - 2.06%
Air Products and Chemicals, Inc.	971	225,981

Utilities - 1.75%
Edison International	3,400	192,372

TOTAL COMMON STOCK (Cost $4,352,969)		4,092,542

CORPORATE BONDS - 32.39%	Principal Amount
American Airlines Group, Inc., 3.750%, due 03/01/2025 (a)	$525,000	429,188
Enterprise Products Operating LLC, 5.908%, due 08/16/2077 (b)	326,000	297,475
Navient Corp., 5.625%, due 08/01/2033	675,000	453,721
Nordstrom, Inc., 5.000%, due 01/15/2044	650,000	402,188
Rite Aid Corp., 7.700%, due 02/15/2027	790,000	468,555
Royal Caribbean Cruises Ltd., 3.700%, due 03/15/2028 - Liberia	700,000	457,107
Service Property Trust, 3.950%, due 01/15/2028	725,000	492,554
Staples,Inc., 10.750%, due 04/15/2027 (a)	750,000	555,000

TOTAL CORPORATE BONDS (Cost $4,882,193)		3,555,788

IMS Strategic Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)

STRUCTURED NOTES - 28.16%	Principal Amount	Value
Bank of Montreal Callable Barrier Notes - Series G, 6.000%, due 07/17/2028 - Canada (b) (c) (o)	$600,000	$439,380
Citigroup Global Markets Holdings, Inc., Callable Range Accrual Notes, 0.000%, 03/18/2037 (b) (m) (o)	550,000	356,455
Citigroup Global Markets Holdings, Inc. Callable Range Accrual Notes, 0.000%, due 04/16/2035 (b) (d) (o)	190,000	119,833
Citigroup Global Markets Holdings, Inc. Callable Fixed to Float Range Accrual Notes, 7.250%, due 01/29/2041 (b) (e) (o)	600,000	258,360
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 0.000%, due 01/25/2036 (b) (f) (o)	600,000	278,880
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 0.000%, due 02/26/2036 (b) (g) (o)	500,000	225,100
Morgan Stanley Fixed to Floating Rate Leveraged CMS and Index Linked Notes, 0.010%, due 08/30/2028 (b) (h) (o)	350,000	231,000
Morgan Stanley Fixed to Floating Rate Index Linked Notes, 0.000%, due 05/30/2034 (b) (i) (o)	600,000	348,000
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 0.000%, 06/28/2034 - France (b) (j) (o)	325,000	186,810
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 0.000%, 02/19/2036 - France (b) (k) (o)	600,000	379,380
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 8.500%, 11/19/2036 - France (b) (l) (o)	450,000	268,740

TOTAL STRUCTURED NOTES (Cost $5,289,951)		3,091,938

SHORT-TERM INVESTMENTS - 1.16%	Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 2.81% (n)	127,163	127,163

SHORT-TERM INVESTMENTS (Cost $127,163)		127,163

INVESTMENTS AT VALUE (Cost $14,652,276) - 98.99%		$10,867,431

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.01%		110,703

NET ASSETS - 100.00%		$10,978,134

Percentages are stated as a percent of net assets.

(a)	Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.
(b)	Variable rate security. Rate shown represents the rate in effect at September 30, 2022.
(c)	The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date at the Contingent Interest Rate of 1.750% per quarter (approximately 7.00% per annum) if the closing level of each Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.
(d)	Contingent interest will accrue on the notes during each accrual period at 7.00% per annum only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than the CMS spread barrier (meaning that CMS30 is greater than CMS2) on that day and (ii) the closing level of each underlying index on that day is greater than or equal to its accrual barrier level.
(e)	The note will pay interest at a fixed rate of 7.25% per annum for the first 1.5 years following issuance. After the first 1.5 years, contingent interest will accrue on the securities during each accrual period at 7.25% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than or equal to the CMS spread barrier (meaning that CMS30 is greater than or equal to CMS2) on that day and (ii) the closing level of each underlying index on that day is greater than or equal to its accrual barrier level.
(f)	The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding January 22, 2022 shall be 8.00% per annum. Thereafter, the interest rate will depend on the number of calendar days during any given interest period on which the accrual provision is satisfied. The accrual provision shall be deemed to have been satisfied on each calendar day during such interest period on which (i) the closing level of the S&P 500 Index, as determined on the accrual determination date relating to such calendar day, is greater than or equal to the minimum index level and (ii) the closing level of the EURO STOXX 50 Index, as determined on the accrual determination date relating to such calendar day, is greater than or equal to its minimum index level subject to a minimum interest rate of 0.00% per annum and a maximum interest rate of 10.00% per annum.
(g)	The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding February 26, 2022 shall be 9.00% per annum. After the Initial Interest Periods, interest will accrue for each other Interest Period, at a per annum rate equal to the Spread (the 30-Year ICE Swap Rate minus the 2-Year ICE Swap Rate) on the applicable Determination Date for such Interest Period multiplied by the Multiplier, provided that the Closing Level of each Index on each Accrual Determination Date during such Interest Period is greater than or equal to its Minimum Index Level (for each Index, 70.00% of its Initial Value), and subject to the Maximum Interest Rate of 9.00% and the Minimum Interest Rate of 0.00%.

IMS Strategic Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)

(h)	The variable rate is equal to 5 times the difference, if any, between the 30-Year Constant Maturity Swap Rate ("30CMS") and the 2-year Constant Maturity Swap Rate ("2CMS") as determined on the CMS reference determination date at the start of the quarterly interest payment period; subject to a maximum interest rate of 12.00% per annum for each interest payment period during the floating rate interest period and the minimum interest rate of 0.00% per annum.
(i)	Interest will accrue on the securities (i) in Years 1 to 3: at a rate of 10.00% per annum and (ii) in Years 4 to maturity: for each day that the closing value of the S&P 500® Index is greater than or equal to 50% of the initial index value (which we refer to as the index reference level), at a variable rate per annum equal to 4 times the difference, if any, between the 30-Year Constant Maturity Swap Rate (“30CMS”) and the 2-Year Constant Maturity Swap Rate (“2CMS”), as determined on the CMS reference determination date at the start of the related monthly interest payment period; subject to the maximum interest rate of 10.00% per annum for each interest payment period during the floating interest rate period and the minimum interest rate of 0.00% per annum.
(j)	For each Interest Period commencing on or after the Original Issue Date through January 2021 (the “Fixed Rate Period”), the interest rate per annum will be equal to the Fixed Interest Rate of 10.000%. For each Interest Period beginning in January 2021 (the “Floating Rate Period”), the interest rate per annum will be equal to the product of (a) the 30-Year Constant Maturity Swap Rate minus the 2-Year Constant Maturity Swap Rate multiplied by the number of days the accrual condition is met divided by the number of days in the accrual period and (b) the Multiplier rate of 50, subject to the Maximum Interest Rate of 10.000% and the Minimum Interest Rate of 0.000%. The accrual condition is satisfied on days where RTY and SX7E are greater than or equal to 60% of the initial index level.
(k)	The Notes pay interest (i) in the first two years, at a fixed rate of 9.00% per annum and (ii) after the first two years to maturity or early redemption by us, at the Variable Rate per annum described below, subject to the Maximum Coupon Rate of 10.00% per annum and the Minimum Coupon Rate of 0.00% per annum. The “Variable Rate” for each Coupon Period commencing on or after the Fixed Rate Cutoff Date will be the rate computed based on the following formula: Variable Base Rate × (Variable Days/Actual Days). The “Variable Base Rate” for each Coupon Period will be the product of (i) the 30 Year CMS Rate on the related CMS Determination Date minus the 2 Year CMS Rate on the related CMS Determination Date (the “CMS Reference Spread”) and (ii) the Multiplier, subject to the Maximum Coupon Rate and the Minimum Coupon Rate.
(l)	The Notes pay interest (i) in the first year at a fixed rate of 8.50% and (ii) after the first year to maturity or earlier redemption by us, at the Variable Rate per annum described below. The “Variable Rate” for each Coupon Period commencing on or after the Fixed Rate Cutoff Date will be the rate computed based on the following formula: Base Rate × (Variable Days/Actual Days). The “Base Rate” means a per annum rate of 8.50%. The “Variable Days” means, with respect to each Coupon Period, the actual number of calendar days during such Coupon Period on which the Accrual Condition is satisfied; and the “Actual Days” means, with respect to each Coupon Period, the actual number of calendar days in such Coupon Period. With respect to a calendar day in any Coupon Period commencing on or after the Fixed Rate Cutoff Date, the Accrual Condition will be satisfied on such calendar day if both (i) the Reference Rate on such calendar day is greater than or equal to the Reference Rate Barrier and (ii) the Closing Level of each Reference Index on such calendar day is greater than or equal to its respective Coupon Barrier Level.
(m)	Contingent interest will accrue on the securities during each accrual period at the contingent rate of 13.000% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the SOFR CMS spread is greater than or equal to the SOFR CMS spread barrier (meaning that SOFR CMS30 is greater than or equal to SOFR CMS2) on that day and (ii) the closing level of each underlying index on that day is greater than or equal to its accrual barrier level. Accordingly, the accrual of interest during each accrual period will be contingent on the SOFR CMS spread and the level of each underlying index.
(n)	Rate shown represents the 7-day effective yield at September 30, 2022, is subject to change and resets daily.
(o)	This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee. The aggregate value of such securities is $3,091,938 which represents 28.16% of net assets.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2022

The following is a summary of significant accounting policies followed by IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”) and the IMS Strategic Income Fund (the “Income Fund”), each a series of 360 Funds (the “Trust”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Securities Valuations and Fair Value Measurements – Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2022

Securities Valuations and Fair Value Measurements (continued) – Fixed income securities such as corporate bonds, municipal bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures on June 24, 2014, which established a Valuation Committee to work with the Advisor and report to the Board on securities being fair valued or manually priced. The Lead Chairman and Trustee for the 360 Funds, along with the Fund Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Advisor in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Lead Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2022

Securities Valuations and Fair Value Measurements (continued) – The following is a summary of the inputs used to value the Value Fund’s investments as of September 30, 2022:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$30,918,217	$—	$—	$30,918,217
Money Market Securities	1,558,038			1,558,038
Total	$32,476,255	$—	$—	$32,476,255

* Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Income Fund’s investments as of September 30, 2022:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$4,092,542	$—	$—	$4,092,542
Corporate Bonds	—	3,555,788	—	3,555,788
Structured Notes	—	—	3,091,938	3,091,938
Money Market Securities	127,163	—	—	127,163
Total	$4,219,705	$3,555,788	$3,091,938	$10,867,431

* Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund and the Income Fund did not hold any derivative instruments during the reporting period. The Value Fund and the Income Fund recognize transfers between fair value hierarchy levels at the end of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2022	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of September 30, 2022
Structured Notes	$3,524,266	$—	$1,393	$(433,721)	$—	$—	$—	$—	$3,091,938
Total	$3,524,266	$—	$1,393	$(433,721)	$—	$—	$—	$—	$3,091,938

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2022

Securities Valuations and Fair Value Measurements (continued) –

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of September 30, 2022:

Quantitative information about Level 3 fair value measurements
	Fair value at 09/30/2022	Valuation technique(s)	Unobservable input	Range
Structured Notes	$ 3,091,938	Vendor Pricing	Broker quotes (1)	$43.06–$73.23

(1)	A significant increase in this input in isolation would result in a significantly higher fair value measurement. Unobservable inputs from the broker quotes were not included because the Income Fund does not develop the quantitative inputs and they are not readily available.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at September 30, 2022 was $(433,721) as shown below.

Total Change in Unrealized Depreciation
Structured Notes	$(433,721)
Total	$(433,721)

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Structured Notes – The Income Fund may invest in certain structured products, including interest rate or index-linked notes. The risk of an investment in a structured product depends primarily on the type of collateral securities and the class of the structured product in which the Fund invests. In addition to the standard interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in structured products that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

At September 30, 2022, the aggregate value of such securities amounted to $3,091,938 and the value amounts to 28.16% of the net assets of the Income Fund.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2022

Restricted Securities – Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A (“144A”) or Regulation S (“Reg S”) of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At September 30, 2022, the aggregate value of such securities amounted to $984,188 and the value amounts to 8.96% of the net assets of the Income Fund.

Investments	Acquisition Date	Principal	Amortized Cost	Fair Value
American Airlines Group, Inc. 3.75%, due 03/01/2025, 144A	2/04/2021 (a)	$525,000	$467,837	$429,188
Staples, Inc., 10.75%, due 04/15/2027, 144A	4/12/2021 (b)	750,000	749,298	555,000
			1,217,135	984,188

(a)	An additional purchases was made on 4/23/2021.
(b)	Additional purchases were made on 6/3/2021 and 12/29/2021.

Investments – As of September 30, 2022, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund
Gross Appreciation	$3,645,897	$1,284
Gross (Depreciation)	(5,700 120)	(3,786,129)
Net Appreciation (Depreciation) on Investments	$(2,054,223)	$(3,784,845)
Tax Cost	$34,530,478	$14,652,276

For the Value Fund, the difference between book basis and tax basis unrealized appreciation (depreciation) of investments is primarily attributable to the tax deferral of losses on wash sales.